INFRARED SYSTEMS INTERNATIONAL

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

INFRARED SYSTEMS INTERNATIONAL

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-17953 Commission File Number	38-3767357 (I.R.S. Employer Identification No.)

4550 NW Newberry Hill Road, Suite 202         Silverdale, WA                                                                                                         98383

(Address of principal executive offices)                                                                                                               (zip code)

Registrant’s telephone number, including area code:   (360) 473-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 9.01 Financial Statements and Exhibits.

On April 21, 2010, Infrared Systems International (the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of all of the outstanding shares of Focus Systems, Inc.  The Company indicated on the Form 8-K that it would file the financial information required under Item 9.01 as provided in Rule 8-04(b) of Regulation S-X.  This Amendment is filed to provide the required information.

Pursuant to Item 9.01 of Form 8-K, set forth below are the financial statements and pro forma financial information relating to the aforementioned acquisition.  Such information should be read in conjunction with the Company’s Form 8-K, dated and filed on April 21, 2010.

This Form 8-K/A is beimg amended to properly present the acquisition of Focus Systems as of April 19, 2010 and to further clarify the purchase price allocation and accompanying adjustments.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

(2)

- - - - - - - - -

AUDITED FINANCIAL STATEMENTS

FOCUS SYSTEMS, INC.

Fiscal Years Ending

September 30, 2008 and

September 30, 2009

- - - - - - - - -

BONGIOVANNI & ASSOCIATES, C.P.A’s

Certified Public Accountants

(3)

(4)

BONGIOVANNI & ASSOCIATES, C.P.A.’s

19720 Jetton Road, 3 rd Floor

Cornelius, North Carolina 28031 (USA)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Focus Systems, Inc.

We have audited the accompanying balance sheets of Focus Systems, Inc. (“The Company”) as of September 30, 2009 and September 30, 2008, and the statements of operations, changes in stockholders’ deficit, and cash flows for the two years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness for the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Focus Systems, Inc. as of September 30, 2009 and September 30, 2008, and the results of its operations and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has recurring incurred losses from operations, has a liquidity problem, and requires funds for its operational activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Bongiovanni & Associates

Bongiovanni & Associates

Certified Public Accountants

Cornelius, North Carolina

February 11, 2011

(5)

FOCUS SYSTEMS, INC.
BALANCE SHEETS

ASSETS
	September 30, 2009	September 30, 2008

CURRENT ASSETS:
Cash and cash equivalents	1,692	1,109
Accounts receivable	73,590	57,808
Prepaid expenses	7,866	—
Total Current Assets	83,148	58,917

PROPERTY AND EQUIPMENT, NET	10,500	—

OTHER ASSETS:
Loans	—	75,000
Total Other Assets	—	75,000
TOTAL ASSETS	93,648	133,917
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	8,578	—
Notes payable	95,840	102,000
Other liabilities	55,656	5,506
Total Current Liabilities	160,074	107,506
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value, 1,000,000 shares authorized, 500,000 shares issued and outstanding	500	500
Preferred stock, $0.001 par value, 500,000 shares authorized, 275,012 shares issued and outstanding	275	85
Additional paid in capital	274,737	85,143
Retained (deficit)	(341,938)	(59,317)
Total Stockholders’ Equity (Deficit)	(66,426)	26,411
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	93,648	133,917

See accompanying notes and report of independent registered public accounting firm.

(6)

FOCUS SYSTEMS, INC.
STATEMENTS OF OPERATIONS
	For the Years
	Ended September 30,

	2009	2008
REVENUES:
ISP revenues	$184,063	$899,819
Service revenues	79,410	164,154
Total Revenue	263,473	1,063,972
COST OF GOODS SOLD:
ISP COGS	21,100	416,908
Service COGS	7,548	7,366
Total Cost of Goods Sold	28,648	424,274
GROSS PROFIT	234,825	639,698
OPERATING EXPENSES:
Bad debts	41,647	39,808
Consulting fees	8,307	20,000
Payroll expense	286,967	282,683
Professional fees	2,346	38,534
Travel	487	1,238
Loss on goodwill impairment-ISP	—	121,742
Other general and administrative	171,942	245,709
Total Operating Expenses	511,697	749,714
(LOSS) FROM OPERATIONS	(276,872)	(110,016)
OTHER INCOME (EXPENSE):
Interest and finance charges	—	16,346
Referral fees	—	1,010
Interest expense	(5,750)	(6,120)
Total Other Income (Expense)	(5,750)	11,236
(LOSS) BEFORE INCOME TAX PROVISION	(282,622)	(98,780)

PROVISION FOR INCOME TAX	—	—

NET (LOSS)	$(282,622)	$(98,780)

BASIC AND FULLY DILUTED (LOSS) PER SHARE	$(0.57)	$(0.20)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	500,000	500,000

See accompanying notes and report of independent registered public accounting firm.

(7)

FOCUS SYSTEMS, INC.
STATEMENT OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT)

	Preferred Stock		Common Stock		Additional paid in	Retained Earnings	Stockholders' Total Equity
	Shares	Amount	Shares	Amount	capital	(Deficit)	(Deficit)

BALANCES, August 8, 2007 (date of inception)	—	$—	500,000	$500	$—	$—	$500

Net earnings for the year ended
September 30, 2007	—	—	—	—	—	39,463	39,463

BALANCES, September 30, 2007	—	—	500,000	500	—	39,463	39,963

Issuance of preferred stock for
cash investment	85,228	85	—	—	85,143	—	85,228

Net Loss for the year ended
September 30, 2008	—	—	—	—	—	(98,780)	(98,780)

BALANCES, September 30, 2008	85,228	85	500,000	500	85,143	(59,317)	26,411

Issuance of preferred stock for
cash investment	189,784	190	—	—	189,594	—	189,784

Net Loss for the year ended
September 30, 2009	—	—	—	—	—	(282,622)	(282,622)

BALANCES, September 30, 2009	275,012	$275	500,000	$500	$274,737	$(341,938)	$(66,426)

See accompanying notes report of independent registered public accounting firm.

(8)

FOCUS SYSTEMS, INC.
STATEMENTS OF CASH FLOWS
	For the Years
	Ended September 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(282,622)	$(98,780)
Adjustments to reconcile net loss to net cash (used in)
operating activities:
Depreciation	5,500	—
Amount reserved due to doubtful accounts	102	39,808
Net (increase) decrease in operating assets:
Accounts receivable	(15,782)	(30,908)
Prepaid expenses	(7,866)	—
Net increase (decrease) in operating liabilities:
Accounts payable	8,578	—
Other liabilities	50,151	5,506

Net Cash (Used in) Operating Activities	(241,939)	(84,374)

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for property and equipment	(16,000)	—
Payments (receipts) from loans and advances	74,898	(89,573)

Net Cash Provided (Used) by Investing Activities	58,898	(89,573)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds (repayments) from notes payable	(6,160)	89,500
Proceeds of preferred stock issuance	189,784	85,228

Net Cash Provided by Financing Activities	183,624	174,728

NET INCREASE IN CASH	583	781

CASH AT BEGINNING OF YEAR	1,109	328

CASH AT END OF YEAR	$1,692	$1,109

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$5,750	$6,120
Income taxes	$—	$—

See accompanying notes and report of independent registered public accounting firm.

(9)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity – Focus Systems, Inc. (the “Company”), incorporated under the laws of the state of Washington on August 8, 2007.  On October 20, 2009, the Company was purchased by Propalms, Inc. (“Propalms”), a company incorporated under the laws of Nevada. On April 19, 2010, Propalms sold the Company to Infrared Systems International (“ISI”), a company incorporated under the laws of Nevada.  The Company currently operates as a wholly owned subsidiary of ISI.

Nature of Operations – The Company provides Internet and technology related services including Remote Desktop and cloud computing, Voice over Internet Protocol (VoIP) phone services, connectivity, web access, web hosting and development, networking, and consulting and business management for those services.  The Company has provided past Internet access and services to customers across the United States with concentrations in Washington and Hawaii; however, in recent years the Company has shifted its focus from Internet access to providing its core services – Remote Desktop and cloud computing, and Voice over Internet Protocol (VoIP) phone services to small businesses.

Management’s Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The financial statements above reflect all of the costs of doing business.

Deferred Taxes – The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification. Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

Cash and Cash Equivalents – For purposes of the Statements of Cash Flows, the Company considers highly liquid investments with an original maturity of three months or less to be cash equivalents..

Accounts Receivable – The Company records accounts receivable at cost less allowance for doubtful accounts. The Company estimates allowances for doubtful accounts based on the aged receivable balances and historical losses.  The Company recorded a bad debt expense during the fiscal year ended September 30, 2009 and 2008 in the amounts of $41,647 and $39,808, respectively, to account for these.

Prepaid Expenses – The Company recorded prepaid expenses during fiscal year ended September 30, 2009 in the amount of $7,866.  This amount included prepaid postage and prepaid insurance.

Property and Equipment –Property and equipment is stated at cost. Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment remaining from three to seven years.

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the statement of operations.

The Company recognizes an impairment loss on property and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

During the fiscal year ended September 30, 2009, the Company purchased $16,000 worth of equipment and recorded depreciation of $5,500 during that same fiscal year.

Loans – The Company made a short term no interest loan to an unrelated party during the fiscal year ended September 30, 2008.  The loan was repaid in full during the fiscal year ended September 30, 2009. Imputed interest is included in the accompanying statements of operations.

Revenue Recognition – The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when services are realized or realizable and earned less estimated future doubtful accounts. The Company considers revenue realized or realizable and earned when all of the following criteria are met:

(i)     persuasive evidence of an arrangement exists,

(ii)    the services have been rendered and all required milestones achieved,

(iii)   the sales price is fixed or determinable, and

(iv)  collectability is reasonably assured.

(10)

Loss Per Share - Net loss per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period. There were no potentially dilutive shares outstanding as of September 30, 2009 and 2008.

Recent Accounting Pronouncements - The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

As a result of the Company’s implementation of the Codification during the fiscal year ended September 30, 2009, previous references to new accounting standards and literature are no longer applicable. In the current annual financial statements, the Company will provide reference to both new and old guidance to assist in understanding the impacts of recently adopted accounting literature, particularly for guidance adopted since the beginning of the current fiscal year but prior to the Codification.

FASB Accounting Standards Codification (Accounting Standards Update (“ASU”) 2009-01) – In June 2009, FASB approved the FASB Accounting Standards Codification (“the Codification”) as the single source of authoritative nongovernmental GAAP. All existing accounting standard documents, such as FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other related literature, excluding guidance from the Securities and Exchange Commission (“SEC”), have been superseded by the Codification. All other non-grandfathered, non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification did not change GAAP, but instead introduced a new structure that combines all authoritative standards into a comprehensive, topically organized online database. The Codification is effective for interim or annual periods ending after September 15, 2009, and impacts the Company’s financial statements as all future references to authoritative accounting literature will be referenced in accordance with the Codification. There have been no changes to the content of the Company’s financial statements or disclosures as a result of implementing the Codification during the fiscal year ended September 30, 2009.

Subsequent Events (Included in Accounting Standards Codification (“ASC”) 855 “Subsequent Events”, previously SFAS No. 165 “Subsequent Events”) – SFAS No. 165 established general standards of accounting for and disclosure of events that occur after the balance sheet date, but before the financial statements are issued or available to be issued (“subsequent events”). An entity is required to disclose the date through which subsequent events have been evaluated and the basis for that date. For public entities, this is the date the financial statements are issued. SFAS No. 165 does not apply to subsequent events or transactions that are within the scope of other GAAP and did not result in significant changes in the subsequent events reported by the Company. SFAS No. 165 became effective for interim or annual periods ending after June 15, 2009 and did not impact the Company’s financial statements. The Company evaluated for subsequent events through the issuance date of the Company’s financial statements. Other than those listed below, no recognized or non-recognized subsequent events were noted.

NOTE 2 - GOING CONCERN

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. At September 30, 2009 and 2008, the Company had a retained deficit of $341,938 and $59,317, respectively.  During those same respective periods, the Company incurred a net loss of $282,622 and negative cash flows from operations of $241,939 during fiscal year 2009 and a net loss of $98,780 and negative cash flows from operations of $84,374 during fiscal year 2008. These factors create an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company's continuation as a going concern is dependent upon its ability to increase revenues, decrease or contain costs, and achieve profitable operations. In this regard, our ability to continue as a going concern has caused the Board of Directors to continue investigating merger and acquisition opportunities.  We will look to further diversify our holdings and sources of cash flow. Should the Company's financial resources prove inadequate to meet the Company's needs before additional revenue sources can be realized, the Company may raise additional funds through loans or through sales of common or preferred stock. There is no assurance that the Company will be successful in achieving profitable operations or in raising any additional capital.

(11)

NOTE 3 – PROPERTY AND EQUIPMENT

	Estimated Useful Lives	September 30, 2009	September 30, 2008

Computers and peripherals	5 years	16,000	-
		16,000	-
Less accumulated depreciation		(5,500)	-
Net property and equipment		$10,500	$-

NOTE 4 – STOCKHOLDERS’ EQUITY (DEFICIT)

During the fiscal year ended September 30, 2008, the Company issued 85,228 shares of Preferred stock for $85,228 in cash.

During the fiscal year ended September 30, 2009, the Company issued 189,784 shares of Preferred stock for $189,784 in cash.

NOTE 5 – INCOME TAXES

At fiscal years ended September 30, 2009 and 2008, the Company has federal net operating loss carryovers of approximately $342,000 and $59,000, respectively, available to offset future taxable income and expiring in 2028.  The Company established a valuation allowance to offset the net deferred tax assets.

The income tax provision consists of the following components for the years ended September 30, 2009 and 2008:

                                                                                         2009           2008

                                                                                                  _______   __________

Current income tax expense (benefit)                                         $    -         $       -

Deferred income tax expense (benefit)                                             -                  -

                                                                                                  _______   __________

Net income tax expense (benefit) charged to operations              $    -          $       -

                                                                                                  _______   __________

The income tax provision differs from the amounts that would be obtained by applying the federal statutory income tax rate to loss before income tax provision as follows for the years ended September 30, 2009 and 2008:

                                                                              2009                  2008

                                                                      ______________    _______________

Loss before income tax provision                 $   (282,622)         $    (98,780)

Expected federal income tax rate                          15.0%                  15.0%

                                                                     ______________    _______________

Expected income tax expense (benefit) at

  statutory rate                                            $     (42,393)          $     (14,817)

Tax effect of:

     Meals and entertainment                                   37                           93

Change in valuation allowance                             42,356                     14,724

                                                                     ______________    _______________

Net income tax expense (benefit)                 $           -                   $            -

                                                                     ______________    _______________

The Company's deferred tax assets, deferred tax liabilities, and valuation allowance are as follows:

                                                     September 30,            September 30,

                                                                     2009                               2008

                                                             _________________    _______________

Deferred tax assets:

     Net operating loss carryovers                $       342,000                $     59,000

     Valuation allowance                                     (342,000)                    (59,000)

                                                                 _________________    _______________

Total deferred tax assets                            $             -                    $           -

                                                                 _________________    _______________

(12)

NOTE 6 – NOTES PAYABLE

During the fiscal years ended September 30, 2009 and 2008, the Company owed loans to a non-affiliated party in the amounts of $95,840 and $102,000, respectively.  The loans are due on demand and are not backed by any collateral of the Company. The Company accrues an interest rate of 6% on the outstanding balance.

NOTE 7 – SUBSEQUENT EVENTS

On October 20, 2009, 100% of the Company’s outstanding common stock was purchased by Propalms, Inc.On April 19, 2010, 100% of the Company’s outstanding common stock was purchased by Infrared Systems International.

(13)

Interim Unaudited Financial Statements for Focus Systems, Inc. for the period ending March 31, 2010.

FOCUS SYSTEMS, INC.
BALANCE SHEETS

	March 31, 2010	September 30, 2009
ASSETS
	(Unaudited)	(Audited)

CURRENT ASSETS:
Cash and cash equivalents	876	1,692
Accounts receivable	78,097	73,590
Prepaid expenses	—	7,866
Total Current Assets	78,973	83,148

PROPERTY, PLANT AND EQUIPMENT, NET	14,000	10,500
TOTAL ASSETS	92,973	93,648
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	24,759	4,135
Credit cards payable	13,740	4,443
Notes payable	221,057	95,840
Other liabilities	65,052	55,656
Total Current Liabilities	324,608	160,074
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	500	500
Preferred stock	317	275
Additional paid in capital	316,577	274,737
Retained earnings	(549,029)	(341,938)
Total Equity	(231,635)	(66,426)
TOTAL LIABILITIES & EQUITY	92,973	93,648

(14)

FOCUS SYSTEMS, INC.
STATEMENTS OF OPERATIONS
THREE AND SIX MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

	For the 3 months		For the 6 months
	Ended March 31,		Ended March 31,
	2010		2009

REVENUES:
ISP revenues	—	—	-	184,063
Service revenues	18,544	18,791	39,912	39,587
Total Revenue	18,544	18,791	39,912	223,650
COST OF GOODS SOLD:
ISP COGS	—	—	-	7,800
Service COGS	3,504	6,500	11,018	12,750
Total Cost of Goods Sold	3,504	6,500	11,018	20,550
GROSS PROFIT	15,041	12,291	28,894	203,100
OPERATING EXPENSES:
Bad debts	(30)	—	60,068	7,257
Consulting fees	4,065	—	6,008	-
Payroll expense	41,014	22,273	90,888	126,609
Professional fees	4,396	600	4,396	1,821
Travel, meals, and entertainment	2,202	100	3,369	209
Other general and administrative	22,885	28,860	47,089	88,223
Total Operating Expenses	74,532	51,833	211,818	224,119
(LOSS) FROM OPERATIONS	(59,491)	(39,542)	(182,924)	(21,019)
OTHER INCOME (EXPENSE):
Interest and finance charges	—	—	-	2,020
Referral fees	—	—	-	90
Interest expense	(24,167)	—	(24,167)	-
Total Other Income (Expense)	(24,167)	—	(24,167)	2,110
(LOSS) BEFORE INCOME TAX PROVISIONS	(83,658)	(39,542)	(207,091)	(18,909)

PROVISIONS FOR INCOME TAX	—	—	-	-

NET (LOSS)	(83,658)	(39,542)	(207,091)	(18,909)
FULLY DILUTED (LOSS) PER SHARE	(0.17)	(0.08)	(0.41)	(0.04)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	500,000	500,000	500,000	500,000

(15)

FOCUS SYSTEMS, INC.
STATEMENTS OF CASH FLOWS (Unaudited)
	For the 6 months
	Ended March 31,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(207,091)	$(18,909)
Adjustments to reconcile net loss to net cash (used in)
operating activities:
Depreciation and amortization	—	—
Amount reserved due to doubtful accounts	60,068	7,257
Net (increase) decrease in operating assets:
Accounts receivable	(64,575)	(25,755)
Prepaid Expenses	7,866	(7,866)
Net increase (decrease) in operating liabilities:
Accounts payable	20,624	6,080
Credit cards payable	9,297	6,203
Other Liabilities	9,396	664

Net cash (Used) by Operating Activities	(164,415)	(32,326)

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for property and equipment	(3,500)	(10,500)
Payments (receipts) from loans and advances	—	(75,000)

Net Cash Provided (Used) by Investing Activities	(3,500)	(85,500)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds (payments) from notes and advances	125,217	68,057
Proceeds of capital stock issuance, net	41,882	53,334

Net Cash Provided (Used) by Financing Activities	167,099	121,391

NET INCREASE (DECREASE) IN CASH	(816)	3,565

CASH AT BEGINNING OF PERIOD	1,692	1,109

CASH AT END OF PERIOD	$876	$4,674

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$24,167	$—
Income taxes	$—	$—

(16)

Unaudited Condensed Combined Pro Forma Financial Information as of March 31, 2010 and for the Six Months Ended March 31, 2010 and 2009.

Introduction to Unaudited Condensed Combined Pro Forma Financial Statements

 On April 19, 2010, Infrared Systems International completed its acquisition of Focus Systems, Inc. Focus Systems, Inc., became a wholly-owned subsidiary of Infrared Systems International.

The acquisition is accounted for under the purchase method of accounting in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 805, formerly known as Statement of Financial Accounting Standards N. 141R, “Business Combinations”. Under the purchase method of accounting, the total purchase price, calculated as described in Note 1 to these unaudited pro forma combined financial statements, is allocated to the net identifiable assets of Focus Systems, Inc. based on their estimated fair values. Management has made an allocation of the purchase price to the net identifiable assets acquired and liabilities assumed.

These unaudited condensed combined pro forma financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Infrared Systems International and Focus Systems, Inc. been a combined company during the specified periods.

. The pro forma financial statements should be read in conjunction with Infrared Systems International’s financial statements and related notes thereto contained in Infrared Systems International’s SEC quarterly and annual filings (including its Current Reports on Form 8-K filed with the Commission in connection with the acquisition) and Focus Systems, Inc.’s financial statements and related notes thereto contained elsewhere in this Form 8-K/A.

Infrared Systems International acquired all assets and liabilities of Focus Systems, Inc. as of April 19, 2010 and recorded at fair value.

Purchase Price       $ 310,000

Assets Acquired     $ 10,338

Liabilities Assumed $ 283,639

Goodwill                 $ 583,301

(17)

INFRARED SYSTEMS INTERNATIONAL AND FOCUS SYSTEMS, INC.

(Unaudited) Condensed Combined Pro Forma Balance Sheet

As of March 31, 2010

ASSETS
	Infrared Systems		(Unaudited)	(Unaudited)
	International	Focus Systems	Adjustments	Total
CURRENT ASSETS:
Cash	$198	$876	$—	$1,074
Accounts receivable	14,400	78,097	(73,635)	18,862
Prepaid expenses	1,774	—	—	1,774
Total Current Assets	16,372	78,973	(73,635)	21,710

PROPERTY AND EQUIPMENT, net	6,012	14,000	(9,000)	11,012

DEFINITE-LIFE INTANGIBLE ASSETS	34,970	—	—	34,970
GOODWILL			583,301	583,301

TOTAL ASSETS	$57,354	$92,973	$500,666	$650,993

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$54,264	$24,759	$(3,883)	$75,140
Credit cards payable	—	13,740	936	14,676
Customer deposits	52,368	—	—	52,368
Notes and shareholder loans	1,807	221,057	—	222,864
Other liabilities	—	65,052	(38,022)	27,030
Total Current Liabilities	108,439	324,608	(40,969)	392,078

STOCKHOLDERS' (DEFICIT)
Preferred stock, $0.001 par value, 50,000,000 shares
authorized, no shares issued and outstanding	—	—	250	250
Preferred stock, $0.001 par value, 500,000 shares	—			0
authorized, 246,024 shares issued and outstanding	—	317	(317)	-
Common stock, $0.001 par value, 50,000,000 shares
authorized, 1,167,279 shares issued and outstanding	1,167	—	30,000-	31,167
Common stock, $0.001 par value, 1,000,000 shares
authorized, 500,000 shares issued and outstanding	—	500	(500)	-
			(316,577)
Capital in excess of par value	1,003,452	316,577	279,750	1,283,202
Retained (deficit)	(1,055,704)	(549,029)	549,029	(1,055,704))
Total Stockholders' Equity (Deficit)	(51,085)	(231,635)	—	258,915

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$57,354	$92,973	$500,666	$650,993

See accompanying notes to (unaudited) pro forma financial statements.

(18)

INFRARED SYSTEMS INTERNATIONAL AND FOCUS SYSTEMS, INC.

(Unaudited) Condensed Combined Pro Forma Statement of Operations

For the Six Months Ended March 31, 2010

			(Unaudited)	(Unaudited)
	Infrared Systems		Pro Forma	Pro Forma
	International	Focus Systems	Adjustments	Total
REVENUES:
Royalty	$31,200	$—	$—	$31,200
Service revenue	—	39,912	—	39,912
Total Revenues	31,200	39,912	—	71,112

COST OF GOODS SOLD	—	11,018	—	11,018

GROSS PROFIT	31,200	28,894	—	60,094

OPERATING EXPENSES:
Bad debts	—	60,068	—	60,068
Consulting fees	—	6,008	—	6,008
Payroll expense	—	90,888	—	90,888
Professional fees	46,800	4,396	—	51,196
Travel, meals, and entertainment	4,968	3,369	—	8,337
Management fees	4,092	—	—	4,092
Research and development	595	—	—	595
Other general and administrative	12,769	47,089	—	59,858
Total Operating Expenses	69,224	211,818	—	281,042

LOSS FROM OPERATIONS	(38,024)	(182,924)	—	(220,948)

OTHER INCOME (EXPENSE):
Interest expense	(1,829)	(24,167)	—	(25,996)

LOSS BEFORE INCOME TAX PROVISION	(39,853)	(207,091)	—	(246,944)

PROVISION FOR INCOME TAXES	—	—	—	—

NET LOSS	$(39,853)	$(207,091)	$—	$(246,994)

See accompanying notes to (unaudited) pro forma financial statements.

(19)

INFRARED SYSTEMS INTERNATIONAL AND FOCUS SYSTEMS, INC.
(Unaudited) Condensed Combined Pro Forma Statement of Operations
For the Six Months Ended March 31, 2009

			(Unaudited)	(Unaudited)
	Infrared Systems		Pro Forma	Pro Forma
	International	Focus Systems	Adjustments	Total
REVENUES:
Royalty	$50,400	$—	$—	$50,400
ISP revenues	—	184,063	—	184,063
Service revenue	—	39,587	—	39,587
Total Revenues	50,400	223,650	—	274,050

COST OF GOODS SOLD	—	20,550	—	20,550

GROSS PROFIT	50,400	203,100	—	253,500

OPERATING EXPENSES:
Bad debts	—	7,257	—	7,257
Consulting fees	—	—	—	—
Payroll expense	—	126,609	—	126,609
Professional fees	35,478	1,821	—	37,299
Travel, meals, and entertainment	10,357	209	—	10,566
Management fees	15,321	—	—	15,321
Research and development	1,770	—	—	1,770
Other general and administrative	17,326	88,223	—	105,549
Total Operating Expenses	80,252	224,119	—	304,371

LOSS FROM OPERATIONS	(29,852)	(21,019)	—	(50,871)

OTHER INCOME (EXPENSE):
Interest expense	(1,253)	—	—	(1,253)
Interest & finance charge income	—	2,020	—	2,020
Referral fee income	—	90	—	90
Total Other Income (Expense)	(1,253)	2,110	—	857

LOSS BEFORE INCOME TAX PROVISION	(31,105)	(18,909)	—	(50,014)

PROVISION FOR INCOME TAXES	—	—	—	—

NET LOSS	$(31,105)	$(18,909)	$—	$(50,014)

See accompanying notes to (unaudited) pro forma financial statements

(20)

Notes to Unaudited Condensed Pro Forma Financial Statements

1.       Basis of Presentation

On April 19, 2010 (the Closing Date), Infrared Systems International completed the acquisition of Focus Systems, Inc. whereby Focus Systems, Inc. became a wholly-owned subsidiary of Infrared Systems International in a transaction accounted for using the purchase method of accounting in accordance with ASC Topic 805

2.       Purchase Price

The total consideration paid by Infrared Systems International to Focus Systems, Inc. security holders at closing consisted of common and preferred stock valued at $310,000.

For purposes of presentation in the unaudited condensed combined pro forma financial statements, the purchase price for Focus Systems, Inc. of $310,000 is presented as follows

Preferred Stock        $ 250

Common Stock             $ 30,000

Capital in excess of par $ 279,750

               Total $ 310,000

Under the purchase method of accounting, the total purchase price of $310,000 is allocated to Focus System’s Inc. net identifiable assets and acquired liabilities as follows:

Current Assets                 $ 5,338

Property & Equipment, net $ 5,000

Current Liabilities assumed $ (283,639)

Goodwill                         $ 583,301

                 Total $ 310,000

3.       Unaudited Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the purchase price, to reflect amounts related to Focus System’s net identifiable assets and acquired liabilities at an amount equal to the estimated fair values on the Closing Date.

Other than the accounts receivable impairment of $73,635 prior to the date of acquisition and the impairment of $9,000 to property, equipment to its fair market value of $5,000, and a decrease in total liabilities of $40,969, Infrared Systems International has not identified any other significant pre-acquisition contingencies where the related asset, liability or impairment is probable and the amount of the asset, liability or impairment can be reasonably estimated.

Pro forma Condensed Combined Balance Sheet as of March 31, 2010 (Adjustments)

Accounts receivable $(73,635) – reflects the amount of bad debt write off to accounts receivable prior to acquisition.

Property and equipment, net $(9,000) – reflects the impairment to physical assets to their fair market value at the date of acquisition.

Accounts payable $(3,883) – reflects the decrease in accounts payable prior to acquisition.

Credit cards payble $936 – reflects the increase in the use of credit cards prior to acquisition.

Other liabilities $(38,022) – reflects the decrease in other liabilities prior to acquisition attributed to accrued vacation write down and intercompany transfers.

Goodwill $583,301 – reflects the portion of the purchase price allocated to goodwill based on the estimated fair value of the total purchase price consideration less the estimated fair values assigned to identifiable assets and liabilities assumed on the Closing Date.

Preferred Stock $ 250- reflects par value of 250,000 preferred shares issued to Focus Systems equity holders.

Preferred Stock $(246)- reflects preferred stock of Focus Systems eliminated in the acquisition.

Common Stock $ 30,000 – reflects the par value of 3,000,000 common shares issued to Focus Systems equity holders

Common Stock $ (500) – reflects the common stock of Focus Systems eliminated in the acquisition.

Capital in excess of par $(245,778) reflects capital in excess of par – Focus Systems, eliminated in the acquisition.

Capital in excess of par $ 279,750 reflects the excess value assigned to common and preferred shares issued for the purchase of Focus Systems

Retained Deficit $478,159 – reflects the retained deficit eliminated in the acquisition of Focus Systems.

(21)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

January 3, 2012                                            INFRARED SYSTEMS INTERNATIONAL

By:     /s/ William M. Wright /s/

William M. Wright, President & CEO